Securities and Exchange Commission
                             Washington, D.C. 20549


                                   Form 8-K/A


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

       Date of Report (Date of earliest event reported): February 6, 2004

                               USURF America, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       1-15383               72-1482416
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 (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
      of incorporation)                                    Identification No.)

        6005 Delmonico Drive, Suite 140, Colorado Springs, Colorado 80919
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          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (719) 260-6455

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                                   Form 8-K/A
                               USURF America, Inc.
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Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

Effective February 6, 2004, USURF America, Inc., a Nevada corporation, signed a definitive agreement to acquire substantially all of the operating assets of Sunwest Communications, Inc. SunWest is a privately-held Colorado Springs, Colorado-based provider of telecommunications services with approximately 7,500 residential and commercial customers in the state of Colorado. Telecommunications services are provided pursuant to a Competitive Local Exchange Carrier license granted by the Colorado Public Utilities Commission. The assets to be acquired by USURF include SunWest's telecommunications network of fiber optic lines covering over 100 linear miles and all network operations facilities and equipment, including a Lucent 5ESS switch. This acquisition will enable USURF to offer a complete voice, video and data service package to its customers. The acquisition is contingent upon the approval of the Colorado Public Utilities Commission

As consideration for this transaction, USURF will (i) issue to the shareholders of SunWest 20,500,000 shares of USURF $.0001 par-value common stock, and (ii) assume and pay, when due, certain obligations of SunWest valued at $700,000. Using the average of the high and low prices of the stock on the date of the agreement, as reported by the American Stock Exchange, the total value of the stock to be issued by USURF as consideration for this transaction is $5,535,000. The total of the consideration to be paid by USURF is approximately $6,235,000. Under the agreement, the shares to be issued in connection with this transaction are to be included in a Form SB-2 registration statement filed by USURF with the United States Securities and Exchange Commission within fourteen days after the filing of USURF's Form 10-KSB for 2004.

On April 8, 2004 USURF, UTEL, Inc. (a wholly-owned subsidiary of USURF), and SunWest executed an Agreement and Plan of Reorganization for the purpose of qualifying the transaction as a tax-free reorganization within the meaning of ss.368(a)(1)(C) of the Internal Revenue Code of 1986.

As of the date of filing this Form 8-K/A, the Colorado Public Utilities Commission has not yet approved this transaction. This transaction will not be consummated until such approval is obtained. USURF cannot predict whether or when such approval will be obtained.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a)  Financial Statements.

          Because this transaction is still pending and has not been consummated, no financial statements or information are filed herewith. The financial statements required by this Item 7 will be included in a subsequent Form 8-K/A which will be filed within the required time, after the transaction has been consummated.

     (b)  Exhibits.

          Exhibit No.       Description
          -----------       -----------

          10.1* Asset Purchase Agreement, dated February 6, 2004, by and between USURF America, Inc. and SunWest Communications, Inc.

          10.2 Agreement and Plan of Reorganization Between USURF America, Inc., UTEL, Inc. and SunWest
                            Communications, Inc., effective February 5, 2004

* Incorporated by reference from Current Report on Form 8-K filed with the Commission on February 20, 2004.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

     Dated: April 21, 2004.               USURF AMERICA, INC.

                                          By: /s/ DOUGLAS O. MCKINNON
                                          --------------------------------------
                                          Douglas O. McKinnon
                                          President and CEO

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                                  EXHIBIT INDEX
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          Exhibit No.       Description
          -----------       -----------

          10.1 Asset Purchase Agreement, dated February 6, 2004, by and between USURF America, Inc. and SunWest Communications, Inc.

          10.2 Agreement and Plan of Reorganization Between USURF America, Inc., UTEL, Inc. and SunWest
                            Communications, Inc., effective February 5, 2004